Investor Presentation February 2022 Exhibit 99.1

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the future performance of 23andMe’s businesses in consumer genetics and therapeutics and the growth and potential of its proprietary research platform. All statements, other than statements of historical fact, included or incorporated in this presentation, including statements regarding 23andMe’s strategy, financial position, funding for continued operations, cash reserves, projected costs, plans, and objectives of management, are forward-looking statements. The words "believes," "anticipates," "estimates," "plans," "expects," "intends," "may," "could," "should," "potential," "likely," "projects," "continue," "will," “schedule,” and "would" or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on 23andMe’s current expectations and projections about future events and various assumptions. 23andMe cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on 23andMe’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of 23andMe), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. The forward-looking statements contained herein are also 8-K filed with the Securities and Exchange Commission (“SEC”) on June 21, 2021 and in 23andMe’s Current Report on Form 10-Q filed with the SEC on February 11, 2022 as well as other filings made by 23andMe with the SEC from time to time. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as required by law, 23andMe does not undertake any obligation to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise. Use of Non-GAAP Financial Measures To supplement the 23andMe’s unaudited condensed consolidated statements of operations and unaudited condensed consolidated balance sheets, which are prepared in conformity with generally accepted accounting principles in the United States of America (“GAAP”), this presentation also includes references to Adjusted EBITDA, which is a non-GAAP financial measure that 23andMe defines as net income before net interest expense (income), net other expense (income), changes in fair value of warrant liabilities, depreciation and amortization of fixed assets, amortization of internal use software, non-cash stock-based compensation expense, acquisition-related costs, and expenses related to restructuring and other charges, if applicable for the period. 23andMe has provided a reconciliation of net loss, the most directly comparable GAAP financial measure, to Adjusted EBITDA at the end of this presentation. Adjusted EBITDA is a key measure used by 23andMe’s management and the board of directors to understand and evaluate operating performance and trends, to prepare and approve 23andMe’s annual budget and to develop short- and long-term operating plans. 23andMe provides Adjusted EBITDA because 23andMe believes it is frequently used by analysts, investors and other interested parties to evaluate companies in its industry and it facilitates comparisons on a consistent basis across reporting periods. Further, 23andMe believes it is helpful in highlighting trends in its operating results because it excludes items that are not indicative of 23andMe’s core operating performance. In particular, 23andMe believes that the exclusion of the items eliminated in calculating Adjusted EBITDA provides useful measures for period-to-period comparisons of 23andMe’s business. Accordingly, 23andMe believes that Adjusted EBITDA provides useful information in understanding and evaluating operating results in the same manner as 23andMe’s management and board of directors. In evaluating Adjusted EBITDA, you should be aware that in the future 23andMe will incur expenses similar to the adjustments in this presentation. 23andMe’s presentation of Adjusted EBITDA should not be construed as an inference that future results will be unaffected by these expenses or any unusual or non-recurring items. Adjusted EBITDA should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. Other companies, including companies in the same industry, may calculate similarly-titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. There are a number of limitations related to the use of these non-GAAP financial measures rather than net loss, which is the most directly comparable financial measure calculated in accordance with GAAP. Some of the limitations of Adjusted EBITDA include (i) Adjusted EBITDA does not properly reflect capital commitments to be paid in the future, and (ii) although depreciation and amortization are non-cash charges, the underlying assets may need to be replaced and Adjusted EBITDA does not reflect these capital expenditures. When evaluating 23andMe’s performance, you should consider Adjusted EBITDA alongside other financial performance measures, including net loss and other GAAP results. Intellectual Property All rights to the trademarks, copyrights, logos and other intellectual property listed herein belong to their respective owners 23andMe’s use thereof does not imply an affiliation with, or endorsement by the owners of such trademarks, copyrights, logos and other intellectual property. Solely for convenience, trademarks and trade names referred to in this Presentation may appear with the ® or ™ symbols, but such references are not intended to indicate, in any way, that such names and logos are trademarks or registered trademarks of 23andMe. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on 23andMe’s management’s estimates, and/or obtained from third party sources which it believes to be reliable. 23andMe has not independently verified the accuracy or completeness of any such third party information.

Behind Every Data Point Is A Human Being 1

100,000 Our Mission is to Help People Access, Understand, and Benefit from the Human Genome 12.2M1 1.6M 825,000 500,000 366,000 219,000 500,000 REGENERON ALL OF US MILLION VETERAN PROGRAM FINNGEN UK BIOBANK DECODE GENETICS GENOMICS ENGLAND Size and scale of 23andMe enables rapid, novel discoveries 1 As of December 31, 2021.

-15 The net positive score Americans gave the pharmaceutical industry 75% Consumers wish their healthcare experience was more personalized 25% U.S. healthcare spending is waste <12% Probability of success for a drug to be approved, taking ~10 years and costing $2.6B to develop 1 The Healthcare System is Dysfunctional 2 3 4 “Of course our system isn’t about healthcare, it’s about maximizing revenue for a whole bunch of different players that have nothing to do with what’s good for patients.” Elisabeth Rosenthal (Editor-in-Chief, Kaiser Health News) 1 JAMA, “Waste in the US Health Care System” (2019). 2 Redpoint Global / Dynata survey of over 1,000 U.S. consumers (2020). 3 Gallup, “Americans’ Views of U.S. Business and Industry Sectors” (2020). 4 PhRMA, “Biopharmaceutical Research & Development: The Process Behind New Medicines” (2015).

Consumer Scale and Empowerment is the Key to Disrupting Healthcare Media Transportation Hospitality Healthcare “Healthcare cannot change from within, it will need an outside force to change it, and that force will be our customers.” Anne Wojcicki Commerce

We Pioneered Digital DTC Healthcare to Empower Customers With Affordable, Direct Access 2015 Carrier Status (inherited conditions) 2016 GHR (genetic health risk) 2018 PGt (pharmacogenetic metabolism) 2019 MUTYH (colorectal cancer) 2017 BRCA (breast and ovarian cancer) 2020 PGt (pharmacogenetic drug response) Proven accuracy (99% NPV/PPV) and accessibility1 TIME MAGAZINE INVENTION OF THE YEAR 7 FDA Authorizations 1 See FDA De Novo Authorizations 140044, 160026, 170046 and 180028 and FDA 510K Clearances K182784 and K193492. HOXB13 (prostate cancer) 2021

Providing Customers With Key, Actionable Insights “Like me, there are many women who have slipped through the cracks of our current medical screening system, either because they don’t have a family history of breast or ovarian cancer. Or they do not know that they have Ashkenazi Jewish ancestry. In my case, even though I know I have Ashkenazi ancestry, that wasn’t enough to prompt my doctor to consider screening. So there are many women walking around with this risk, who, like me, would have never known of their own risk but for this test from 23andMe.” 23andMe customer who discovered she had a BRCA1 mutation 9,000+ Customers with Hypercholesterolemia (FH) variants 7,000+ Customers with a tested BRCA1 / BRCA2 variant 12,000+ Customers with an increased risk for Chronic Kidney Disease 80% Customers receive a report with a meaningful genetic variant Note: Estimates based on penetrance of variants in 23andMe’s Database as of March 31, 2021.

Transforming Healthcare With 23andMe’s Crowdsourced, Genetic Database 2 “The mission of 23andMe is not just about genetics. We want to transform healthcare...What I have learned after 11 years is that people want to participate in research…They don’t want to be a human subject. They want to be respected as an equal and as a partner in the process.” Anne Wojcicki to Recode Decode (2018)

A C G T We are all 99.5% genetically alike ...is a data problem, a very big data problem Unlocking the Genetic Code Creates the Opportunity to Revolutionize the Diagnosis, Prevention and Treatment of Most, if Not All, Human Disease 3 billion base pairs long Cracking the code…

We Are Redefining Healthcare. With Data. At Scale. Enabling Research & Services Empowering Consumers 12.2M Genotyped Customers1 4B+ Phenotypic Data Points2 Developing Therapeutics 40+ Programs2 Cumulative Genotyped Customers (in M, fiscal year ends March 31) FY17A FY18A FY19A FY20A FY21A FY22Q3 2.0 4.4 7.8 9.8 11.3 12.2 10M+ Genetic Profiles Created Critical Mass 1As of December 31, 2021. 2As of March 31, 2021. Programs include collaborated, 100% owned and royalty interest targets.

Novel Consumer Products Insights Drug Discoveries 40+ Programs2 Phenotypic Data Genetic Data 12.2M Genotyped Customers1 Innovative Results Return Value to the Customer We run hundreds of billions of association tests per year that further our unique understanding of human biology Consumer Powered Healthcare Flywheel Consumer Research Therapeutics / Product Data 80% Opt-In to Research 1. As of December 31, 2021. 2. As of March 31, 2021. Programs include collaborated, 100% owned and royalty interest targets. 4B+ Phenotypic Data Points1

Our Ancestry Service A Mass Entry Point to Building a Revolutionary Database DNA Relatives Visualize Genetic Connections With an Automatically Built Family Tree Ancestry Composition Note: Opt-in required for DNA Relatives and Family Tree builder.

How Ancestry Matters In Connection To Your Health Ann M. 23andMe Customer Ann did not know her ancestry origins and would not have been eligible for clinical testing under current guidelines. Ann decided to do 23andMe to learn more about her potential health risks. Based on her 23andMe report, she discovered she had a BRCA1 mutation. Her doctor confirmed the results and she opted to have surgeries to reduce her risk of having ovarian and/or breast cancer. Current clinical guidelines and eligibility for insurance coverage limit BRCA testing to women with a personal or family history of cancer (Robson, 2003) Adult individuals with a BRCA1 or BRCA2 variant 50% 50% Meet NCCN® criteria1 Do not meet NCCN® criteria 80% 20% Identified by healthcare system Missed by healthcare system 45% 21% No first-degree family history of a BRCA-related cancer Did not self-report having Jewish ancestry DTC Testing 1 NCCN is the National Comprehensive Cancer Network® (NCCN®).

Our Health Service

The First and Only Multi-Disease DTC Genetic Service That Includes FDA-Authorized Reports
and Provides Personalized Genetic Insights and Tools

7 FDA
Authorizations

Health Predispositions

30+

Including:
Type 2 Diabetes (Powered by 23andMe Research)
Coronary Artery Disease 23andMe+
Uterine Fibroids
Migraine 23andMe+
MUTYH-Associated Polyposis
BRCA1/BRCA2 (selected variants)
HOXB13 (prostate cancer)



Type 2 Diabetes
Your genetics are associated with a typical likelihood.
37%

Wellness[1]

10

Including:
Muscle Composition
Genetic Weight
Alcohol Flush Reaction
Saturated Fat and Weight
Sleep Movement
Dog & Cat Allergies 23andMe+



Genetic Weight
Your genes predispose you to weigh about 7% less than average.
142

Carrier Status

40+

Including:
Cystic Fibrosis
Sickle Cell Anemia
Familial Hyperinsulinism (ABCC8-Related)
Tay-Sachs Disease
Glycogen Storage Disease (Type 1a)



Tay-Sachs Disease
You do not have the variants we tested.
0
variants detected

Pharmacogenetics

3 23andMe+

Including:
SLCO1B1 Drug Transport
CYP2C19 Drug Metabolism
- e.g., citalopram and clopidogrel

DPYD Drug Metabolism



Pharmacogenetics
Genetic variants may influence how you process medications.
CYP2C19 Drug Metabolism
DPYD Drug Metabolism
SLCO1B1 Drug Transport

1 Wellness information does not require FDA Authorization.

Copyright © 2022 23andMe, Inc.

23andMe 15

A Meaningful, Engaging (and Fun) Experience Strong Engagement and Trust Drive Longitudinal Data Collection ~80% customers consent to research 4B+ phenotypic data points 180+ published research papers 16

Subscription service that offers additional insights and features to give members even more actionable information to live healthier lives Pharmacogenetics 3 reports (FDA-Authorized) Heart Health Reports Atrial Fibrillation, Coronary Artery Disease, LDL Cholesterol, Hypertension DNA Relatives Advanced filters, access up to 5,000 relatives Polygenic Risk Scores (Powered by 23andMe Research) Rapidly discovering new genetic insights: Cancer risk Reproductive Health Diet Sleep Fitness and injuries Migraines

Transforming Healthcare with Genetics-Based Primary Healthcare at Scale 3

Impact of Different Factors on Risk of Premature Death1 We Have a Significant Opportunity to Improve People’s Health 1. Schroeder, SA. (2007). We Can Do Better – Improving the Health of the American People. NEJM. 357:1221-8. Health and Well-being Health Care 10% Genetics 30% Individual Behavior 40% Social & Environmental Factors 20%

Genetic Data Helps Drive Behavior Change Eat healthier Set future goals to be healthier Adopt a healthier lifestyle in general Exercise more Get more rest / sleep Stop drinking / drink less Stop smoking / smoke less 76% Report taking a positive health action1 55% 51% 50% 45% 42% 16% 7% 1 Based on 2019 online survey, designed by 23andMe and M/A/R/C Research, of 1,046 23andMe Health + Ancestry customers.

Opportunity for Personalized Healthcare at Scale Practice of Medicine Today Reactive – no customization until symptomatic Proactive – truly individualized from the very beginning

Opportunity to Deliver Genetics-Based Primary Healthcare at Scale Genetics-Based Primary Care Genetics-Based Primary Care Genetics-Based Primary Care Telehealth Wellness Reports Telehealth Pharmacy / E-Prescribing Pharmacy / E-Prescribing Medical Records Diagnostics Testing Medical Records Diagnostics Testing + 1 Health Affairs, “Views Of Primary Care Providers On Testing Patients For Genetic Risks For Common Chronic Diseases.” (2018).

Pharmacogenetics Carrier Status Wellness Health Predispositions Therapeutics that work for you Targeted prevention, monitoring, and management Understanding your potential risks Targeted to help you feel your best What is Genetics-based Primary Healthcare?

Online doctor visits Cutting out the doctor waiting room – with fully integrated w-2 core clinical team Mail order pharmacy Cutting out the retail pharmacy – owned and controlled mail order pharmacy All connected using an algorithm-driven proprietary technology platform Broad range of services Building an online healthcare brand with real impact 23andMe’s Telehealth is Fully Integrated with a Broad Service Offering

The Future: Primary Care Complete Patients will be matched with a doctor who is attuned to genetics, wellness goals, interests, and medical conditions. Initial video visit focused on overall health and well being using: Genetics Individual Behavior Wellness Health Care Long-term relationship Leading to long, healthy, productive lives Just the beginning!

Transforming Therapeutic Development With the 23andMe Database 4

$2.6B average cost of drug development3 ~90% failure rate2, 3 7 years average time-to-IND1 Drug Development is Inefficient Limited Use of Genetic Data and Lack of Patient Engagement Constrain Productivity 1. IND = Investigational New Drug Application. fdareview.org, “The Drug Development and Approval Process” (2020). 2. Probability of success for a drug to be approved is estimated to be <12%. 3. PhRMA, “Biopharmaceutical Research & Development: The Process Behind New Medicines” (2015).

Pharmaceutical Industry	23andMe
7 years average time-to-IND[1]	**~4** years to IND with CD96 drug
~90% failure rate[2]	Targets with genetic evidence have historically had a higher success rate[3]

NATURE GENETICS PUBLICATION

The support of human genetic evidence for approved drug indications

Nelson et. al 2015

[1] IND = Investigational New Drug Application. fdareview.org, "The Drug Development and Approval Process" (2020).
[2] Probability of success for a drug to be approved is estimated to be <12%. PhRMA, "Biopharmaceutical Research & Development: The Process Behind New Medicines" (2015).
[3] Nature Genetics Publication, "The support of human genetic evidence for approved drug indications" (2015).

Potential to More Efficiently Develop Novel Therapeutics by "**Power, Need,** and **Speed**"

28

Our Scale Enables Real-Time Genetics Health Research1 (numbers below represent the number of research participants with the condition indicated) COVID-19 Research (2020) March 16 April 6 June 8 Kicked Off Study Launched Study Preliminary Findings 750K Consumers participated in the COVID-19 study in the first 90 days 1,287,060 COVID-19 study participants Sept. 7 Posted Findings3 1,876,573 High cholesterol 358,275 Type 2 Diabetes 37,853 Type 1 Diabetes 2,355,068 APOE e4 carriers (Alzheimer’s risk) 1,785,456 Depression 85,604 Epilepsy 1,113,057 Asthma 667,019 Eczema 250,764 Psoriasis 634,734 Irritable Bowel 107,126 UC / Crohn’s 64,800 Barrett’s Esophagus 534,696 Arrhythmia 159,135 Coronary Artery 42,836 Pulmonary Embolism 4,528 Idiopathic Pulmonary Fibrosis 9,047 Systemic Sclerosis 7,334 Sarcoidosis 2 1 As of August 2, 2021. 2 As of September 2021. 3 23andMe COVID-19 manuscript live on MedRXiv September 7, 2020. Re-contactable Customers Participate in Health Research 29

GWAS is a statistical analysis of Single Nucleotide Polymorphisms (SNPs), looking To identify differences in frequency between disease cases and controls. SNPs linked with disease will be found at different frequencies in cases versus controls. Association is represented by the level of statistical significance (p-value) of the SNP frequency difference. SNPs can be tested across the genome and mapped to specific regions. Genome-Wide Association Studies (GWAS) Cases Controls GGCCAGCTGGACGAGG GGCCAGCTGGATGAGG Single Nucleotide Polymorphism (SNP)

Number of independent hits p<5e-8 2015 2016 2017 2018 2019 2020 10,000 5,000 0 15,000 20,000 25,000 30,000 35,000 40,000 Example: Number of Osteoarthritis GWAS1 hits dramatically increase as database grows 2016 2017 2021 New programs are identified through GWAS1 hits, which increase as size of database grows 1 GWAS: Genome-Wide Association Study. Size and Scale Accelerate Target Discovery

Cancer Endocrine Hematology Autoimmunity Allergy Infectious Disease Cardiovascular Orthopedic Ophthalmology Neurology G.I. Metabolic Disease NAFLD (Non-Alcoholic Fatty Liver Disease) Hundreds of Distinct Clinical Phenotypes Across Major and Rare Diseases Phenotype Cases Controls Hits New Lost 48048 2517644 104 44 2

Genetic Association of the TSLP Signalling Pathway With Asthma TSLP JAK2 JAK1 STAT5 TSLPR IL-7R𝝰 Proinflammatory signaling Cell membrane TSLP is a well-known cytokine with a role in maintaining immune homeostasis and regulating inflammatory responses at mucosal barriers. The TSLP signaling pathway is an attractive therapeutic target. e.g. Tezepelumab, a TSLP-blocking monoclonal antibody for treatment of asthma. Our genetic data shows that multiple genes within the TSLP pathway associate strongly with asthma.

Breadth of Phenotyping Provides Deeper Genetic Understanding Beyond Single Diseases PheWAS = Phenotype Wide Association Study Every SNP in the genome can be interrogated at >1,000 medically related phenotypes. Besides the role of a gene in a disease of interest, we can use genetics to learn potential indication expansions or possible unwanted toxicities. For TSLP, PheWAS indicates lack of effect in eczema but also highlights potential indication expansion in a rare disease. Rare disease A Asthma

10,000s of Genome-Wide Association Study (GWAS) Hits Determine Disease Associated Genes and Directionality Translational Research to Understand Mechanism Identifying Druggable Targets Assessment of Unmet Need and Competitive Landscape Best Drug Targets Wet lab validated targets progress through standard stages of research toward the selection of preclinical lead molecules and clinical development Phenotypic Data 23andMe’s database yields thousands of GWAS hits Advanced biology and medicinal chemistry guide design of optimal compounds from initial targets Phenotypic breadth provides unique ability to uncover potential safety issues or possible indication expansions Phenome-Wide Association Studies (PheWAS) Reveal Additional Indications and Potential Safety Concerns Genetic Data Systematic, Scalable Research Platform Yields Novel Drug Targets

We Have Generated a Research and Development Pipeline Covering Multiple Therapeutic Areas 1 40+ programs in the combined therapeutic areas. Programs include collaborated, 100% owned and royalty interest targets. Note: As of March 31, 2021 Immunology Immuno-oncology Phase 1 Data Phase 1 Data Discovery Next Milestone Preclinical Phase 1 Phase 2 Cardiovascular/ Metabolic GSK’608 (CD96) 23ME’610 (CD200R1) Neurology Immuno-oncology EARLY-STAGE THERAPEUTIC AREAS (multiple programs in each area) 40+ programs1

GSK'608 Targeting CD96

Our Lead CD96 Program Was Identified With ML and AI Applied to Our Proprietary I/O Genetic Signature Cancer Autoimmune Source: Evaluate Pharma historical and forecast estimates. Large I/O market with over $41B expected in 2021 sales CD96 axis validated with ML and AI applied to our proprietary I/O genetic signature which also identifies marketed I/O drugs We discovered the signaling pathway has a similar genetic I/O signature 2021 projected sales of leading checkpoint inhibitors I/O genetic signature shows opposing effects on autoimmune and cancer phenotypes CD96 plays an important role in regulating NK and T cell antitumor activity $17.0B KEYTRUDA $7.9B OPDIVO $1.8B YERVOY GSK’608 (anti-CD96) is progressing through a Phase 1 multiple-ascending dose trial in patients with advanced solid tumors

PD-1, CD96 and TIGIT are Negative Regulators of CD226 Axis Combining inhibitors may enhance anti-cancer activity CD226 activates NK/T-cells PD1 directly regulates CD226 activity TIGIT and CD96 indirectly suppress CD226 Combining inhibitors (anti-PD-1, anti-CD96, anti-TIGIT) may have more activity that anti-PD-1 alone

Preclinical Data Supports Combining CD96 with PD-1 and TIGIT Inhibitors

CD96, TIGIT and PD-1 Combination Suggests Synergy



clg
αCD96
αPD1
αTIGIT (G2a)
αCD96 + αTIGIT (G2a)
αPD1 + αCD96
αPD1 + αTIGIT (G2a)
αPD1 + αTIGIT (G2a) + αCD96
Mean tumor size (mm²)
Days after CT26 tumor inoculation
Anti-CD96 +
Anti-TIGIT +
Anti-PD1
Combination

Cancer Immunol Res. 2019;7(4):559

CD226 axis components owned by GSK		
Component	Molecule	Partner
PD-1	Dostarlimab	Acquired from Tesaro
CD96	GSK'608	23andMe
PVRIG	SRF813	In-license from Surface Oncology
TIGIT	GSK4428859 (EOS448)	iTeos

Copyright © 2022 23andMe, Inc.

40

Phase 1 Study Design for GSK6097608 (GSK’608): A High Affinity Monoclonal Antibody Against CD96 https://www.clinicaltrials.gov/ct2/show/NCT04446351 Commenced in 2020; data expected 2022 ADA, anti-drug antibodies; AEs, adverse events; ORR, objective response rate; PK, pharmacokinetics; PK/PD, pharmacokinetics/pharmacodynamics; Q3W, every 3 weeks; RP2D, recommended Phase 2 dose Strategic Collaboration with

GSK'608 Targeting CD96: A Genetically-Validated Approach to Anti-Cancer Therapy CD96 is Part of the genetically-validated CD226 axis that is associated with cancer and autoimmunity Inhibition of CD96 leads to immune activation and tumor growth inhibition in non-clinical models GSK6097608 (GSK’608) is a high affinity monoclonal antibody against CD96 Further clinical development will focus on extending the benefit of GSK’608 in combination with other I/O therapies Phase 1 data for GSK6097608 is anticipated in 2022 Partnered with

23ME'610 Targeting CD200R1

CD200R1 pathway identified as a critical immune checkpoint with our I/O genetic signature I/O genetic signature shows opposing effects on autoimmune and cancer phenotypes CD200R1 was Identified as a Promising Anti-Cancer Drug Target with 23andMe’s Proprietary Immuno-oncology (I/O) Genetic Signature We discovered that 3 components of the signaling pathway for CD200R1 have a similar genetic signature to other I/O drugs CD200R1 Receptor Immune Immune Cancer Cancer CD200 Ligand DOK2 Protein Genetic Variant in CTLA4 linked with multiple phenotypes in the 23andMe database Immune and autoimmune phenotypes Cancer phenotypes Identified novel immuno-oncology signature around CTLA4. Cancer Immune

CD200R1 is an Immune Checkpoint References: J Virol 2012;86:6246, J Virol 2004;78:7667, J Immunol 2005;175:4441, Structure 2013;21:820, JCI Insight 2018;3:e96836 CD200R1 is an inhibitory receptor expressed on T-cells and myeloid cells CD200 is the only known ligand for CD200R1 in humans and is highly expressed in certain cancers Binding of CD200 to C200R1 decreases the ability of T-cells to recognize and kill cancer cells Several viruses have co-opted CD200 analogues to suppress and evade the host immune response Reduced Anti-Tumor Immune Response CD200:CD200R1 Signaling T-cell Tumor cell

23ME-00610 (23ME'610) Binds with High Affinity to CD200R1 and Inhibits Immunosuppressive Signaling

- 23ME '610 is a fully humanized, effectorless, IgG1 antibody against human CD200R1
- 23ME '610 binds CD200R1 with high affinity (K_D < 0.1 nM)
- 23ME '610 blocks CD200 ligand binding to CD200R1, resulting in inhibition of immunosuppressive signaling
- The restoration of T-cell activity by 23ME '610 was demonstrated using in vitro models of the tumor microenvironment
- No adverse effects of blocking CD200R1 have been observed in nonclinical toxicology studies

23ME'610 Activates T-cell Function by Blocking the CD200R1 Checkpoint



Tumor Cell
CD200
CD200R1
CD8+ T Cell
Suppressed T cell function
Tumor Cell
23ME-00610
CD8+ T Cell
Activated T cell

Copyright © 2022 23andMe, Inc.

23andMe 46

Genetics-Based Primary Care Phase 1 Study of 23ME’610 in Patients with Locally Advanced or Metastatic Solid Malignancies Abbreviations: AEs: Adverse Events; DLT: Dose limiting toxicity; DOR: duration of response; IV: intravenous; ORR: Objective Response Rate; OS: Overall Survival; PFS: Progression Free Survival; Q3W: every three weeks; RECIST: Response Evaluation Criteria in Solid Tumors; RP2D: Recommended Phase 2 Dose Study Design 1 Phase 1 Openlabel Non- Randomized Multi-center Objectives Genetics-Based Primary Care Patients with locally advanced, unresectable or metastatic solid tumors that have progressed after or are inappropriate for standard therapy Monotherapy Dose Escalation (IV Infusion Q3W) Accelerated Titration 3+3 Cohorts RP2D / MTD Part A (n ≤ 26) Part B (n = 75) Expansion Cohort Expansion Cohort Expansion Cohort Expansion Cohort Expansion Cohort Primary Secondary and Exploratory Part A: Safety (DLTs, AEs) Part B: Efficacy (ORR) Efficacy (ORR [RECIST and iRECIST]), DoR, PFS, OS) and Safety Pharmacokinetics Pharmacodynamic biomarkers

CD200R1 is an immune checkpoint with a strong I/O signature in three components of the pathway CD200 is highly expressed in a subset of human cancers and its binding to CD200R1 decreases the ability of T cells to recognize and kill cancer cells 23ME‘610 is a potent, effectorless, monoclonal antibody against CD200R1 that has the potential to restore T-cell killing of cancer cells The Phase 1 dose escalation study of 23ME‘610 in patients with advanced solid malignancies was initiated in January 2022 Further evaluation of 23ME'610 will occur in expansion cohorts for adolescents and for specific disease areas 23ME'610 Targeting CD200R1: A Genetically-Validated Approach to Anti-Cancer Therapy

Financials 5

Strong Financial Foundation to Invest in Future Growth Potential 1 Strong cash position. Cash of $586 million1 supports 23andMe’s plans for significant investment in Therapeutics portfolio and strategic initiatives 2 Investing in future growth potential. Integrating TeleHealth into consumer business plus increased spending on Therapeutics R&D by 34% in YTD’22 compared to the same period in the prior year Growing consumer services and genetic / phenotypic database. Balancing growth with profitability in Consumer and Research Services supports additional investment in Therapeutics' efforts 3 1As of December 31, 2021.

Adjusted EBITDA -$148 to -$163 million Net Loss -$205 to -$220 million Revenue $268 to $278 million FY2022 Guidance* (updated 2/10/22) Strategic Investments in Future Growth Potential *Financial year ends March 31, 2022

Income Statement and FY2022 Guidance Nine Months Ended December 31, Year Ended March 31, FY2022 FY2021 FY2022 Guidance FY2021 (in $M) Amount Amount Amount Amount Revenue $171 $155 $268 - $278 $244 Cost of Revenue 85 83 N/A 127 Gross Profit 86 72 N/A 117 R&D 139 114 N/A 160 S&M 71 31 N/A 43 G&A 61 46 N/A 99 Total Operating Expenses 271 191 N/A 302 Loss from Operations (185) (119) N/A (185) Interest and Other (Expense) Income 33 2 N/A 1 Loss before Benefit for Income Taxes (152) (117) N/A (184) Benefit for Income Taxes 4 - N/A - Net Loss ($148) ($117) ($220) - ($205) ($184) Note: Fiscal year ends March 31.

Revenue Composition Nine Months Ended December 31, Year Ended March 31, FY2022 FY2021 FY2021 (in $M, except percentages) Amount Percentage of Revenue Amount Percentage of Revenue Amount Percentage of Revenue Consumer Services $138 81% $119 77% $198 81% Research Services 33 19% 36 23% 46 19% Therapeutics - - 0 0% 0 0% Total Revenue $171 100% $155 100% $244 100%

Consumer Services Revenue Seasonality by Quarter Q1 Q2 Q3 Q4 Full Year FY 2019 28% 19% 18% 35% 100% FY 2020 24% 24% 21% 31% 100% FY 2021 18% 21% 22% 39% 100% Note: Fiscal year ends March 31.

Research and Development Expense Nine Months Ended December 31, YoY FY2022 FY2021 (in $M, except percentages) Amount Percentage of total R&D expense Amount Percentage of total R&D expense % Change Therapeutics $66 47% $49 43% 34% Consumer and Research Services 73 53% 65 57% 12% Total R&D Expense $139 $114 Investing in Therapeutics

Sales and Marketing Expense Composition Nine Months Ended December 31, FY2022 FY2021 (in $M) Amount Amount Advertising and Brand $48 $11 Personnel-related expenses 10 11 Outside Services, equipment and supplies 4 4 Depreciation and Amortization 2 - Facilities and other OH Alloc 6 6 Total S&M Expense $71 $31 Note: Balances may not add up due to rounding

Nine Months Ended December 31, (unaudited) FY2022 FY2021 (in $K) Amount Amount Segment Revenue Consumer & Research Services $171,334 $155,290 Therapeutics - $48 Total Revenue $171,334 $155,338 Segment Adjusted EBITDA Consumer & Research Services ($33,232) ($4,925) Therapeutics (57,046) (38,886) Unallocated Corporate (30,692) (21,554) Total Adjusted EBITDA ($120,970) ($65,365) Reconciliation of Net Loss to Adjusted EBITDA Net Loss ($147,946) ($116,606) Adjustments: Interest (income), net (213) (195) Other (income) expense, net (39) (1,318) Change in fair value of warrant liabilities (32,989) - Income tax benefit (3,512) - Depreciation and amortization 14,188 15,532 Amortization of acquired intangible assets 2,898 - Stock-based compensation expense 37,473 37,222 Acquisition-related costs 9,170 - Total Adjusted EBITDA ($120,970) ($65,365) Segment Information and Reconciliation of Non-GAAP Financial Measures Note: Fiscal year ends March 31.

Outlook for the Year Ending March 31, 2022 (unaudited) Low High (in $K) Amount Amount Reconciliation of Net Loss to Adjusted EBITDA Net Loss ($220,000) ($205,000) Adjustments: Interest (income), net (285) (285) Other (income) expense, net (174) (174) Change in fair value of warrant liabilities (32,989) (32,989) Income tax benefit (3,505) (3,505) Depreciation and amortization 19,712 19,712 Amortization of acquired intangible assets 7,246 7,246 Stock-based compensation expense 57,794 57,794 Acquisition-related costs 9,168 9,168 Total Adjusted EBITDA ($163,033) ($148,033) Reconciliation of GAAP Net Income Outlook to Non-GAAP Adjusted EBITDA Outlook Note: Fiscal year ends March 31.

FDA Authorized Genetics-based Primary Care Coming Soon 7 FDA Authorizations Strong Cash Position $568M1 Enabling Research & Services Empowering Consumers 12.2M Genotyped Customers1 4B+ Phenotypic Data Points1 Developing Therapeutics 40+ Programs2 1As of December 31, 2021. 2As of March 31, 2021. Programs include collaborated, 100% owned and royalty interest targets. We Are Redefining Healthcare. With Data. At Scale.

Appendix

The Vast Majority of GWAS Discoveries Can be Made Without Large-scale Sequencing

- Nearby genetic variants are correlated with each other. Knowing the variant in one position allows nearby variants to be inferred.
  - E.g. Fill in the blanks:

    The q*k brown f*x jumps ov*r the **zy dog.**

  - The same principle applies in genetics. The process of filling in the gaps is known as 'genotype imputation'.

- **We type ~650,000 SNPs using our genotyping array, which allows accurate imputation for >35m SNPs in the genome.**

- **Genotype imputation is much more cost effective than large-scale sequencing.**
  - Whole-genome sequencing ~$1000 / sample.
  - Exome sequencing ~$400 / sample.
  - Imputation < $0.01 / sample

- We do deploy sequencing in situations where there is a clear benefit over and above imputation (e.g. rare disease).



Reference Genomes
Genotyped Samples
Imputation Process
Imputed Samples



Before imputation

After imputation

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“Our work with 23andMe is exceeding expectations and helping us advance a new way of thinking about drug discovery, one driven by genetics and the DNA we inherit. The insights of why some people are protected from or are at greater risk for certain diseases can lead to genetically validated targets that are at least twice as successful in clinical trials.” Dr. Hal Barron, Chief Scientific Officer & President R&D, GSK (2021) 50/50 shared costs and profits $300M equity investment Access to GSK technology and platforms Strategic Collaboration With

23andMe's Value Proposition

1 **Disrupting the Healthcare experience.** 23andMe is building a personalized health and wellness experience that caters uniquely to the individual by harnessing the power of their DNA. Integrating Lemonaid Health's online digital health platform to deliver personalized, prevention-oriented, genetically-based healthcare at scale

2 **The world's premier re-contactable phenotype-linked genetic database.** A vast (>12M genotyped customers) proprietary dataset rich with both genotypic and phenotypic (health) information allows insights that unlock revenue streams across digital health, therapeutics, and much more

3 **Continuously increasing quantity and quality of phenotypic data.** Impressive customer participation provides >4 billion phenotypic data points for unprecedented statistical power to discover new insights into health and potential therapies.

4 **Over 40 identified therapeutics programs validates the approach of developing novel therapeutics using genetic data.** One program in clinical development with GSK, one wholly owned program started clinical trials in January 2022.

5 **Difficult to replicate platform for value creation.** The FDA-approved consumer platform, the therapeutics efforts, and the rich database combine to create multiple opportunities for substantial value creation

6 **Strong cash position.** Strong balance sheet supports 23andMe's plans for significant investment in therapeutics portfolio and strategic initiatives

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